                                                                    EXHIBIT 10.4



                                 AMENDED AND RESTATED
                            MANAGEMENT SERVICES AGREEMENT


         This Amended and Restated Management Services Agreement (the "Agreement") is made and entered into as of November 18, 1996, by and among Aftermarket Technology Corp., a Delaware corporation ("ATC"), ATC Components, Inc., a Delaware corporation ("ATC Components"), Aaron's Automotive Products, Inc., a Delaware corporation ("Aaron's"), CRS Holdings Corp., a Delaware corporation ("CRS Holdings"), Diverco Acquisition Corp., a Delaware corporation ("Diverco Acquisition"), H.T.P., Inc., a Delaware corporation ("HTP"), King-O-Matic Industries Limited, an Ontario corporation ("King-O-Matic"), Mamco Converters, Inc., a Delaware corporation ("Mamco"), Mascot Truck Parts, Inc., an Ontario corporation ("Mascot"), RPM Merit, Inc., a Delaware corporation ("RPM"), and Tranzparts Acquisition Corp., a Delaware corporation ("Tranzparts" and, collectively with ATC, ATC Components, Aaron's, CRS Holdings, Diverco Acquisition, HTP, King-O-Matic, Mamco, Mascot and RPM, the "ATC Companies"), and Aurora Capital Partners L.P., a Delaware limited partnership ("ACP").

         WHEREAS, ATC and its subsidiaries as of July 19, 1994 entered into a Management Services Agreement with ACP dated as of the same date (the "Prior Agreement") to assure themselves of the services of ACP as a financial consultant upon the terms and conditions set forth in the Prior Agreement; and

         WHEREAS, ACP and the ATC Companies wish to amend and restate the Prior Agreement upon the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties agree as follows:

         1. SCOPE OF SERVICES. ACP, through its employees, affiliates and employees of affiliates, shall provide the ATC Companies with consultation and advice in such fields as financial services, accounting, general business management, acquisitions, banking and other matters (the "Services"). ACP shall, in its reasonable discretion, determine the amount of time to be expended by its affiliates and employees in performing such Services. ACP shall perform its duties hereunder at such times and places as are reasonable, in the reasonable discretion of ACP, in light of the tasks involved. ACP shall not be required to comply with any established work schedule and shall have no regularly scheduled duties assigned to it by the ATC Companies. The ATC Companies shall, in soliciting ACP's advice and requesting ACP's performance of its duties hereunder, give ACP reasonable advance notice of the same in consideration of ACP's other business obligations.

         2.   COMPENSATION.

         (a) In consideration of the Services to be rendered hereunder, the ATC Companies hereby jointly and severally agree to pay ACP a base annual management fee (the "Base Compensation") initially equal to $ 528,975.00. Payments of the Base Compensation shall be made in monthly installments payable in advance on the first day of each calendar month. The first and last payments hereunder shall be appropriately pro rated for the shorter periods that may be reflected thereby. The Base Compensation shall be increased on July 19th of each year after the date of this Agreement by the percentage increase in the Consumer Price


                            MANAGEMENT SERVICES AGREEMENT

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Index as published by the Bureau of Labor Statistics.  The Base Compensation
also shall be subject to increase, at the discretion of a majority of the disinterested members of the Board of Directors of ATC, by up to an aggregate of $250,000 in the event that any of the ATC Companies or any of their respective affiliates in which any ATC Company has an ownership interest consummates a significant corporate transaction after the date hereof, such as the acquisition of another business.

         (b) Notwithstanding Section 2(a), if at any time during the term of this Agreement Aurora Equity Partners L.P., a Delaware limited partnership, Aurora Overseas Equity Partners I, L.P., a Cayman Islands limited partnership, and their affiliates (collectively "Aurora") collectively beneficially own less than 50% of the outstanding common stock of ATC, then commencing on the first day of the next succeeding calendar month and continuing until the first day of the calendar month next succeeding the calendar month in which Aurora collectively beneficially owns 50% or more of the outstanding common stock of ATC, the amount of Base Compensation payable by the ATC Companies to ACP with respect to such month shall be reduced to the product of (i) the initial Base Compensation (as such initial Base Compensation may previously have been adjusted due to cost of living increases or discretionary increases by the Board of Directors as set forth in Section 2(a)) and (ii) the percentage (the "Percentage Factor") set forth in the following chart and based upon the following percentages of outstanding common stock of ATC collectively beneficially owned by Aurora on the first day of such month:


                    PERCENTAGE OF
              OUTSTANDING COMMON STOCK
           COLLECTIVELY BENEFICIALLY OWNED                   PERCENTAGE
                      BY AURORA                                FACTOR
          ------------------------------------              ------------

         Less than 50% but 40% or more                          80%
         Less than 40% but 30% or more                          60%
         Less than 30% but 20% or more                          40%
         Less than 20%                                           0%

The shares of common stock of ATC outstanding and collectively beneficially owned by Aurora shall be determined in accordance with the provisions of Rules 13d-3 and 13d-5 promulgated under the Securities Exchange Act of 1934, as amended and in effect on the date of this Agreement, whether or not otherwise applicable to ATC.

          (c)  In addition to the Base Compensation payable to ACP under
Section 2(a) above (as the same may be reduced pursuant to Section 2(b)), the ATC Companies shall (i) pay to ACP a transaction fee for merger and acquisition services rendered in connection with acquisitions made by the ATC Companies or any of their affiliates in which any ATC Company has an ownership interest, such fee to equal 2.0% of the first $75.0 million of the aggregate acquisition consideration (including debt assumed by the purchaser and current assets retained by the seller) and 1.0% of the aggregate acquisition consideration (including debt assumed by the purchaser and current assets retained by the seller) in excess of $75.0 million; (ii) reimburse ACP for all of its reasonable out-of-pocket costs and expenses incurred in connection with the performance of its obligations under this Agreement; and (iii) if ATC's EBITDA in any calendar year exceeds management's budgeted EBITDA for such calendar year by 15.0% or more, pay to ACP an additional management fee equal to one-half of its Base Compensation for such calendar year, such additional management fee to be paid not later than 90 days after the end of such calendar year.


                            MANAGEMENT SERVICES AGREEMENT

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          (d)  Notwithstanding the foregoing provisions of this Section 2, no
ATC Company shall make payment of any compensation payable to ACP pursuant to this Section 2 at any time that (i) an Event of Default shall have occurred and then be continuing under the terms of Section 9 (a) of that certain Revolving Credit Agreement among ACT, the several Lenders from time to time parties thereto and Chemical Bank, as agent, dated as of July 19, 1994, as the same may be amended, revised or restated from time to time; (ii) an Event of Default shall have occurred and then be continuing under clauses (1) or (2) of
Section 6.1 of that certain Indenture dated as of August 2, 1994 among ATC, the Guarantors named therein and Firstar Bank of Minnesota, N.A. (formerly known as American Bank N.A.), as trustee, relating to the issuance of $120,000,000 principal amount of 12% Senior Subordinated Notes due 2004, as the same may be amended, revised or restated from time to time; or (iii) an Event of Default shall have occurred and then be continuing under clauses (1) or (2) of
Section 6.1 of that certain Indenture dated as of June 1, 1995 among ATC, the Guarantors named therein and Firstar Bank of Minnesota, N.A. (formerly known as American Bank N.A.), as trustee, relating to the issuance of $40,000,000 principal amount of 12% Senior Subordinated Notes due 2004, as the same may be amended, revised or restated from time to time.

          3. TERM. Upon execution of this Agreement, the Prior Agreement shall be terminated and this Agreement shall replace the Prior Agreement.
Unless earlier terminated as provided in Section 4 below, the term of this Agreement shall commence on the date hereof and shall terminate automatically on the date on which Aurora collectively owns beneficially (within the meaning of the Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended and in effect on the date of this Agreement, whether or not applicable) less than 20% of the outstanding common stock of ATC. The expiration of the term of this Agreement shall not adversely affect ACP's right to receive any compensation that accrued prior to the date of such termination or any rights to receive reimbursement of any out-of-pocket expenses incurred by ACP prior to the date of such termination. The provisions of Sections 5, 6, 7, 8, 9, 10, 11 and 12 shall survive the expiration of the term of this Agreement or any termination of this Agreement.

          4. TERMINATION FOR CAUSE. ATC, by written notice to ACP authorized by a majority of the directors other than those appointed by ACP, may terminate this Agreement for justifiable cause, which shall mean any of the following events: (a) misappropriation by ACP of funds or property of the ATC Companies;
(b) gross neglect or willful misconduct by ACP in the fulfillment of its obligations hereunder; or (c) the conviction of ACP or any person who is then a managing director of ACP of a felony involving moral turpitude that has become final and not subject to further appeal.

          5. CONFIDENTIAL INFORMATION. During the term of this Agreement, ACP will have access to and become acquainted with confidential information of the ATC Companies, including among other things customer relationships, processes, and compilations of information, records and specifications, which are owned by the ATC Companies. ACP shall not use any of the ATC Companies' confidential information in any way that is detrimental to the interests of the ATC Companies, directly or indirectly, either during or within three (3) years after the term of this Agreement, except as required in the course of this Agreement.

          6. NOTICES. All notices, demands and requests required under this Agreement shall be in writing and shall be deemed to have been given if served personally or sent by registered or certified mail, postage prepaid, or by telegraph or telex addressed to the addressee set forth or such other addresses as either party may designate by notice to the other:


                            MANAGEMENT SERVICES AGREEMENT

     If to any of the         Aftermarket Technology Corp.
      ATC Companies:          1800 Century Park East
                              Suite 1000
                              Los Angeles, CA  90067
                              Telecopier No.:  (310) 227-5591
                              Attn:  Stephen J. Perkins

     If to ACP:               Aurora Capital Partners L.P.
                              1800 Century Park East
                              Suite 1000
                              Los Angeles, CA  90067
                              Telecopier No.:  (310) 227-5591
                              Attn:  Richard K. Roeder

Notices delivered in person shall be effective when so delivered. Notices delivered by courier shall be effective three (3) business days after delivery by the sender to an air courier of national reputation who guarantees delivery within such three (3) business day period. Telecopied notices shall be effective when receipt is acknowledged telephonically by the addressee or its agent or employee. Notices sent by mail shall be effective five (5) business days after the sender's deposit of such notice in the United States mails, first class postage prepaid.

          7. ASSIGNS AND SUCCESSORS. The rights and obligations of the ATC Companies under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the ATC Companies.

          8. ATTORNEYS' FEES. If any legal proceeding is necessary to enforce or interpret the terms of this Agreement, or to recover damages for breach thereof, the prevailing party shall be entitled to reasonable attorneys' fees, as well as costs and disbursements, in addition to any other relief to which he or she is entitled.

          9. INDEMNITY. The ATC Companies shall indemnify and hold each of ACP and its partners, directors, officers, employees and the stockholders, affiliates, directors, officers and employees of its partners (and representatives and agents of any of the foregoing designated by ACP from time to time whether before or after the occurrence of the event giving rise to the claim for indemnity) (each such person entitled to indemnity hereunder being referred to as an "Indemnitee") harmless from any and all losses, costs, liabilities and damages (including reasonable attorneys' fees) arising out of or connected with, or claimed to arise out of or to be connected with, any act performed or omitted to be performed under this Agreement or otherwise relating to the business or affairs of the ATC Companies or their respective affiliates, provided such act or omission was taken in good faith by such Indemnitee and did not constitute gross negligence or willful misconduct on the part of the relevant Indemnitee, and provided further only in the event of criminal proceedings, that the Indemnitee had no reasonable cause to believe the conduct of the Indemnitee was unlawful. An adverse judgment or plea of NOLO CONTENDERE shall not, of itself, create a presumption that the Indemnitee did not act in good faith or that the Indemnitee had reasonable cause to believe the conduct of the Indemnitee was unlawful. Expenses incurred in defending any civil or criminal action arising out of or relating to any event or circumstance to which this indemnity shall apply shall be paid by the ATC Companies upon receipt of an undertaking by or on behalf of the Indemnitee to repay such amount if it be later shown that such Indemnitee was


                            MANAGEMENT SERVICES AGREEMENT
not entitled to indemnification. No Indemnitee shall be liable to any ATC Company or any of their respective affiliates, stockholders, directors, officers or employees or any affiliates, stockholders, partners, directors, officers, employees, representatives or agents of any of the foregoing or any other person claiming through any of the foregoing for any act or omission by ACP in the performance of its duties hereunder or otherwise in relation hereto which was taken or omitted to be taken in good faith by such Indemnitee and which did not constitute gross negligence or willful misconduct on the part of such Indemnitee.

          10. OUTSIDE ACTIVITIES OF ACP. ACP shall be entitled to and may have business interests and engage in business activities in addition to the activities contemplated by this Agreement. Neither ACP nor any partner, director, officer, or employee of ACP nor any stockholder, director, officer or employee of any partner of ACP shall have any obligation or duty to offer any investment or business opportunity (other than an opportunity directly involving the automobile aftermarket business) of any kind to the ATC Companies or any of their respective stockholders, directors, officers or employees (under any doctrine of "corporate opportunity" or otherwise), it being expressly understood that ACP and its partners, directors, officers and employees and the stockholders, directors, officers and employees of ACP's partners may make investments in, acquire, or provide management, advisory or consulting services to, entities engaged in businesses similar to the business of the ATC Companies without any duty, obligation or liability to the ATC Companies or their respective stockholders, directors, officers or employees.

          11. AMENDMENT; WAIVER. This Agreement may be amended, and any right or claim hereunder waived, only by a written instrument signed by ACP and the ATC Companies. Except as provided in Section 9 hereof, nothing in this Agreement, express or implied, is intended to confer upon any third person any rights or remedies under or by reason of this Agreement. No amendment or waiver of this Agreement requires the consent of any individual, partnership, corporation or other entity not a party to this Agreement, except that any amendment of Section 9 shall only operate prospectively as to any Indemnitee provided therein unless such Indemnitee shall have agreed in writing to such amendment.

          12. CONSTRUCTION, ETC. This Agreement shall be construed under and governed by the internal laws of the State of California. Section headings are for convenience only and shall not be considered a part of the terms and provisions of this Agreement. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original and all of which when taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                        AFTERMARKET TECHNOLOGY CORP.




                                        By:
                                           -------------------------
                                         Name:
                                              ----------------------
                                         Title:
                                               ---------------------


                            MANAGEMENT SERVICES AGREEMENT

                                        ATC COMPONENTS, INC.



                                        By:
                                           -------------------------
                                         Name:
                                              ----------------------
                                         Title:
                                               ---------------------


                                        AARON'S AUTOMOTIVE PRODUCTS, INC.



                                        By:
                                           -------------------------
                                         Name:
                                              ----------------------
                                         Title:
                                               ---------------------


                                        CRS HOLDINGS CORP.



                                        By:
                                           -------------------------
                                         Name:
                                              ----------------------
                                         Title:
                                               ---------------------


                                        DIVERCO ACQUISITION CORP.



                                        By:
                                           -------------------------
                                         Name:
                                              ----------------------
                                         Title:
                                               ---------------------


                                        H.T.P., INC.



                                        By:
                                           -------------------------
                                         Name:
                                              ----------------------
                                         Title:
                                               ---------------------


                                        KING-O-MATIC INDUSTRIES LIMITED



                                        By:
                                           -------------------------
                                         Name:
                                              ----------------------
                                         Title:
                                               ---------------------


                            MANAGEMENT SERVICES AGREEMENT

                                        MAMCO CONVERTERS, INC.



                                        By:
                                           -------------------------
                                         Name:
                                              ----------------------
                                         Title:
                                               ---------------------


                                        MASCOT TRUCK PARTS, INC.



                                        By:
                                           -------------------------
                                         Name:
                                              ----------------------
                                         Title:
                                               ---------------------


                                        TRANZPARTS ACQUISITION CORP.



                                        By:
                                           -------------------------
                                         Name:
                                              ----------------------
                                         Title:
                                               ---------------------


                                        AURORA CAPITAL PARTNERS L.P.



                                        By:  AURORA ADVISORS, INC., its
                                           General Partner

                                        By:
                                           -------------------------
                                        Name:
                                             -----------------------
                                        Title:
                                              ----------------------



                            MANAGEMENT SERVICES AGREEMENT